AMENDMENT NO. 3 TO ADVANCE PAYMENTS AGREEMENT

This AMENDMENT NO. 3 TO ADVANCE PAYMENTS AGREEMENT (this “Amendment”) is dated as of September 16, 2025 and entered into by and among SPIRIT AEROSYSTEMS, INC., a Delaware corporation (“Supplier”), SPIRIT AEROSYSTEMS HOLDINGS, INC., a Delaware corporation (“Company” and together with Supplier, the “Supplier Parties” and each a “Supplier Party”), and The Boeing Company, a Delaware corporation (“Boeing”).

RECITALS

WHEREAS, Supplier, Company and Boeing are party to that certain Advance Payments Agreement dated as of November 8, 2024 (as amended by that certain Amendment No. 1 to Advance Payments Agreement, dated as of July 8, 2025, as further amended by that certain Amendment No. 2 to Advance Payments Agreement, dated as of August 26, 2025 and as otherwise amended, modified or supplemented prior to the date hereof, the “Existing Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Existing Agreement, as modified by this Amendment (the “Agreement”);

WHEREAS, the Supplier Parties have requested that Boeing agree to make certain amendments to the Existing Agreement to increase the Commitment Amount from the existing Commitment Amount of $430,000,000 to a Commitment Amount of $470,000,000 as of the Amendment No. 3 Effective Date (as defined below), as more particularly set forth herein, and Boeing is willing to agree to the foregoing, subject to the terms and conditions and to the extent set forth herein. As of the Amendment No. 3 Effective Date, the available amount of the Commitment Amount is $40,000,000.

NOW, THEREFORE, in consideration of the foregoing premises, the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.AMENDMENTS TO THE EXISTING AGREEMENT

Section 3(a) Advances of the Existing Agreement is hereby amended by deleting the wording “Four Hundred and Thirty Million and 00/100 Dollars ($430,000,000.00)” therein and replacing such wording with the wording “Four Hundred and Seventy Million and 00/100 Dollars ($470,000,000.00)”.

Section 2.CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective only upon delivery to Boeing of counterparts of this Amendment executed by each of Boeing, Supplier and Company (the “Amendment No. 3 Effective Date”).

Section 3.REPRESENTATIONS AND WARRANTIES

In order to induce Boeing to enter into this Amendment and to amend the Existing Agreement in the manner provided herein, each Supplier Party represents and warrants to Boeing that the following statements are true, correct and complete as of the Amendment No. 3 Effective Date:

A.Corporate Power and Authority. Such Supplier Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Agreement.

B.Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment and the Agreement have been duly authorized by all necessary corporate action on the part of such Supplier Party.

C.No Conflict. The execution and delivery by such Supplier Party of this Amendment and the performance by such Supplier Party of this Amendment and the Agreement does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Party, its certificate of incorporation, its bylaws, or any order, judgment or decree of any court or other agency of government binding on such Supplier Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contract of such Supplier Party, (iii) result in or require the creation or imposition of any lien upon any of the properties or assets of such Supplier Party, or (iv) require any approval of stockholders or any approval or consent of any Person under any material contract of such Supplier Party, except for those that have been obtained.

D.Governmental Consents. The execution and delivery by such Supplier Party of this Amendment and the performance by such Supplier Party of the Amendment and the Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other Governmental Authority or regulatory body, except for those that have been obtained.

E.Binding Obligation. This Amendment has been duly executed and delivered by such Supplier Party and this Amendment and the Agreement are the legally valid and binding obligations of such Supplier Party, enforceable against such Supplier Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F.Incorporation of Representations and Warranties from Agreement. Immediately after giving effect to this Amendment on the Amendment No. 3 Effective Date, the representations and warranties contained in Section 6 of the Agreement are and will be true, correct and complete in all material respects (and in all respects to the extent any such representation or warranty is already qualified by materiality (after giving effect to such qualification)) to the same extent as though made on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.Absence of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

Section 4.MISCELLANEOUS

A.Effect on the Exiting Agreement; No Other Waivers or Amendments.

(i)On and after the Amendment No. 3 Effective Date, each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Agreement shall mean and be a reference to the Agreement.

(ii)Except as specifically amended or otherwise modified by this Amendment, the text of the Existing Agreement shall remain unchanged.

(iii)The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Boeing under, the Existing Agreement.

(iv)This Amendment shall not constitute a modification of the Existing Agreement or a course of dealing between the Supplier Parties, on the one hand, and Boeing, on the other hand, at variance with the Existing Agreement such as to require further notice by Boeing to any Supplier Party to require strict compliance with the terms of the Agreement in the future, except as expressly set forth herein. Each Supplier Party acknowledges and expressly agrees that Boeing reserves the right to, and do in fact, require strict compliance with all terms and provisions of the Agreement. No Supplier Party has knowledge of any challenge to or defense or offset against Boeing’s claims arising under the Existing Agreement or the effectiveness of the Existing Agreement.

B.Reaffirmations. Each of Supplier and Company hereby acknowledges and reaffirms all of its obligations and undertakings under the Existing Agreement and acknowledges and agrees that subsequent to, and after giving effect to and taking account of the provisions of this Amendment, the Existing Agreement, as amended or otherwise modified by this Amendment, is and shall remain in full force and effect in accordance with the terms thereof.

C.Indemnity. Section 14 of the Existing Agreement is hereby incorporated by reference, mutatis mutandis, as if such Section were set forth in full herein.

D.Governing Law; Other Provisions. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. THIS AMENDMENT EXCLUDES THE APPLICATION OF THE 1980 UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS. BOEING AND THE SUPPLIER PARTIES HEREBY IRREVOCABLY CONSENT TO AND SUBMIT THEMSELVES EXCLUSIVELY TO THE JURISDICTION OF THE APPLICABLE COURTS OF KING COUNTY, WASHINGTON, AND THE FEDERAL COURTS OF

WASHINGTON STATE FOR THE PURPOSE OF ANY SUIT, ACTION, OR OTHER JUDICIAL PROCEEDING ARISING OUT OF OR CONNECTED WITH THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER. BOEING AND EACH SUPPLIER PARTY HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION, OR PROCEEDING, ANY CLAIM THAT (A) BOEING AND SUCH SUPPLIER PARTY ARE NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, (B) THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, OR (C) THE VENUE OF THE SUIT, ACTION, OR PROCEEDING IS IMPROPER. In addition to and without limitation of any of the foregoing, this Amendment shall otherwise be subject to all of the terms and conditions contained in Sections 17, 22, 25, 26, 27, 29, and 30 of the Agreement, mutatis mutandis.

E.Headings. Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUPPLIER PARTIES:

SPIRIT AEROSYSTEMS, INC.,
as Supplier

By: /s/ Irene Esteves
Name: Irene Esteves
Title: Executive Vice President and CFO

SPIRIT AEROSYSTEMS HOLDINGS, INC.,
as Company

By: /s/ Irene Esteves
Name: Irene Esteves
Title: Executive Vice President and CFO

[Signature Page to Amendment No. 3 to Advance Payments Agreement]

THE BOEING COMPANY,
as Boeing

By: /s/ Ihssane Mounir
Name: Ihssane Mounir
Title: Senior Vice President
[Signature Page to Amendment No. 3 to Advance Payments Agreement]